UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2011

First Business Financial Services, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-34095	39-1576570
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Charmany Drive, Madison, Wisconsin	53719
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (608) 238-8008

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 24, 2011 the Board of Directors of First Business Financial Services, Inc. (the “Company”) approved an amendment (the “Amendment”) to the Company’s Annual Incentive Bonus Plan (the “Plan”). Prior to the Amendment, the Plan provided that the Company and each of its direct and indirect subsidiaries and their respective divisions (“Entities”) (other than First Business Trust & Investments) use three equally weighted performance measures: (1) return on equity for purposes of calculating the Company portion of the payout mix, and return on assets for purposes of calculating each Entity’s portion of the payout mix; (2) net income and (3) adjusted net income (measured for the Company as net income pre-tax, pre-loan loss provision and after actual net charges offs, and measured for the Entities as net income pre-tax, pre-allocation, pre-loan loss provision and after actual net charge offs). Prior to the Amendment, the Plan provided that First Business Trust & Investments use two equally weighted performance measures: (1) net income and (2) adjusted net income (measured in the same manner as the other Entities).

The Amendment changed the performance measures to the following three equally weighted performance measures for First Business Financial Services, Inc., First Business Bank (exclusive of First Business Trust & Investments, First Business Capital Corp. and First Business Equipment Finance, LLC), First Business Bank – Milwaukee and First Business Bank — Northeast: (1) return on assets; (2) core earnings; (3) core deposits/total deposits. First Business Capital Corp. and First Business Equipment Finance, LLC will use the following two equally weighted performance measures: (1) return on assets and (2) core earnings. First Business Trust & Investments will use the following three equally weighted performance measures: (1) core earnings; (2) new assets under management from existing clients; (3) new assets under management from new clients.

The Amendment additionally provides (a) that the after-tax income of the Company must exceed the aggregate bonus payments to all participants under the Plan by $1,000,000 or more and (b) for the addition of a claw back provision providing for the recovery of any excess bonus paid to any current or former executive officer if the payment was based upon materially inaccurate financial statements. The foregoing description of the Plan, as amended, is qualified in its entirety to the full text of the Plan, as amended, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits. The following exhibit is filed herewith:

(10.1) First Business Financial Services, Inc. Annual Incentive Bonus Plan, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST BUSINESS FINANCIAL SERVICES, INC.

Date: January 27, 2011

By: /s/ Barbara M. Conley
Barbara M. Conley
Senior Vice President and General Counsel

FIRST BUSINESS FINANCIAL SERVICES, INC.

Exhibit Index to Current Report on Form 8-K

Exhibit Number

10.1	Annual Incentive Bonus Plan of First Business Financial Services, Inc., dated January 24, 2011.